Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Reports Financial Results for the Quarter Ended June 29, 2025
FREMONT, Calif., July 30, 2025 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended June 29, 2025 (the “June 2025 quarter”).
Highlights for the June 2025 quarter were as follows:
•Revenue of $5.17 billion.
•U.S. GAAP gross margin of 50.1%, U.S. GAAP operating income as a percentage of revenue of 33.7%, and U.S. GAAP diluted EPS of $1.35.
•Non-GAAP gross margin of 50.3%, non-GAAP operating income as a percentage of revenue of 34.4%, and non-GAAP diluted EPS of $1.33.
Key Financial Data for the Quarters Ended
June 29, 2025 and March 30, 2025
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	June 2025	March 2025	Change Q/Q
Revenue	$5,171,393	$4,720,175	+9.6%
Gross margin as percentage of revenue	50.1%	49.0%	+ 110 bps
Operating income as percentage of revenue	33.7%	33.1%	+ 60 bps
Diluted EPS	$1.35	$1.03	+31.1%

Non-GAAP
	June 2025	March 2025	Change Q/Q
Revenue	$5,171,393	$4,720,175	+9.6%
Gross margin as percentage of revenue	50.3%	49.0%	+ 130 bps
Operating income as percentage of revenue	34.4%	32.8%	+ 160 bps
Diluted EPS	$1.33	$1.04	+27.9%
U.S. GAAP Financial Results
For the June 2025 quarter, revenue was $5,171 million, gross margin was $2,590 million, or 50.1% of revenue, operating expenses were $849 million, operating income was 33.7% of revenue, and net income was $1,720 million, or $1.35 per diluted share on a U.S. GAAP basis. This compares to revenue of $4,720 million, gross margin of $2,314 million, or 49.0% of revenue, operating expenses of $752 million, operating income of 33.1% of revenue, and net income of $1,331 million, or $1.03 per diluted share, for the quarter ended March 30, 2025 (the “March 2025 quarter”).
Non-GAAP Financial Results
For the June 2025 quarter, non-GAAP gross margin was $2,601 million, or 50.3% of revenue, non-GAAP operating expenses were $822 million, non-GAAP operating income was 34.4% of revenue, and non-GAAP net income was $1,698 million, or $1.33 per diluted share. This compares to non-GAAP gross margin of $2,312 million, or 49.0% of revenue, non-GAAP operating expenses of $763 million, non-GAAP operating income of 32.8% of revenue, and non-GAAP net income of $1,336 million, or $1.04 per diluted share, for the March 2025 quarter.
“Lam delivered another solid quarter, highlighted by strong gross margins and record EPS,” said Tim Archer, Lam Research's President and Chief Executive Officer. “With deposition and etch criticality intensifying in the AI era, we are executing on our long-term strategic initiatives and leveraging our differentiated product portfolio to position Lam for outperformance.”

Balance Sheet and Cash Flow Results
Cash, cash equivalents, and restricted cash balances increased to $6.4 billion at the end of the June 2025 quarter compared to $5.5 billion at the end of the March 2025 quarter. The increase was primarily driven by cash generated from operating activities, partially offset by cash deployed for capital return activities and capital expenditures during the quarter.
Deferred revenue at the end of the June 2025 quarter increased to $2,681 million compared to $2,011 million as of the end of the March 2025 quarter. Lam's deferred revenue balance does not include shipments to customers in Japan, to whom title does not transfer until customer acceptance. Shipments to customers in Japan are classified as inventory at cost until the time of acceptance. The estimated future revenue from shipments to customers in Japan was approximately $342 million as of June 29, 2025 and $587 million as of March 30, 2025.
Revenue
The geographic distribution of revenue during the June 2025 quarter is shown in the following table:

Region	Revenue
China	35%
Korea	22%
Taiwan	19%
Japan	14%
United States	6%
Southeast Asia	2%
Europe	2%
The following table presents revenue disaggregated between systems and customer support-related revenue:

	Three Months Ended
	June 29, 2025	March 30, 2025	June 30, 2024
	(In thousands)
Systems revenue	$3,437,625	$3,035,276	$2,169,885
Customer support-related revenue and other	1,733,768	1,684,899	1,701,622
	$5,171,393	$4,720,175	$3,871,507

Systems revenue includes sales of new leading-edge equipment in deposition, etch and other wafer fabrication markets.
Customer support-related revenue includes sales of customer service, spares, upgrades, and non-leading-edge equipment from our Reliant® product line.
Outlook
For the quarter ended September 28, 2025, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP

Revenue	$5.20 Billion	+/-	$300 Million	—		$5.20 Billion	+/-	$300 Million
Gross margin as a percentage of revenue	49.9%	+/-	1%	$2.7	Million	50.0%	+/-	1%
Operating income as a percentage of revenue	33.9%	+/-	1%	$3.2	Million	34.0%	+/-	1%
Net income per diluted share	$1.20	+/-	$0.10	$3.7	Million	$1.20	+/-	$0.10
Diluted share count	1.27 Billion			—		1.27 Billion
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, other investments, or other significant arrangements that may be completed or realized after the date of this release, except as described below. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•Gross margin as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $2.7 million.
•Operating income as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $3.2 million.
•Net income per diluted share - amortization related to intangible assets acquired though business combinations, $3.2 million; amortization of debt discounts, $0.7 million; and associated tax benefit for non-GAAP items ($0.2 million); totaling $3.7 million.
Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the June 2025 and March 2025 quarters exclude amortization related to intangible assets acquired through business combinations, the effects of elective deferred compensation-related assets and liabilities, amortization of note discounts, and the net income tax effect of non-GAAP items. In addition, the June 2025 quarter excludes the income tax benefit on conclusion of certain tax matters related to a prior business combination.
Management uses non-GAAP gross margin, operating expense, operating income, operating income as a percentage of revenue, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at https://investor.lamresearch.com.
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: our outlook and guidance for future financial results, including revenue, gross margin, operating income and net income; the significance of deposition and etch in the AI era; our execution on our long-term strategic initiatives; the competitive positioning of our product portfolio and overall business; and our prospects for outperformance. Some factors that may affect these forward-looking statements include: business, economic, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; the actions of our customers and competitors may be inconsistent with our expectations; trade regulations, export controls, tariffs, trade disputes, and other geopolitical tensions may inhibit our ability to sell our products; supply chain cost increases, tariffs and other inflationary pressures have impacted and may continue to impact our profitability; supply chain disruptions or manufacturing capacity constraints may limit our ability to manufacture and sell our products; and natural and human-caused disasters, disease outbreaks, war, terrorism, political or governmental unrest or instability, or other events beyond our control may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10–K for the fiscal year ended June 30, 2024, and our quarterly report on Form 10–Q for the fiscal quarter ended March 30, 2025. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.

Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. Lam's equipment and services allow customers to build smaller and better performing devices. In fact, today, nearly every advanced chip is built with Lam technology. We combine superior systems engineering, technology leadership, and a strong values-based culture, with an unwavering commitment to our customers. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX)
Consolidated Financial Tables Follow.
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LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)

	Three Months Ended			Twelve Months Ended
	June 29, 2025	March 30, 2025	June 30, 2024	June 29, 2025	June 30, 2024
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(1)
Revenue	$5,171,393	$4,720,175	$3,871,507	$18,435,591	$14,905,386
Cost of goods sold	2,581,684	2,406,489	2,026,133	9,456,532	7,809,220
Restructuring charges, net - cost of goods sold	—	—	5,276	—	43,375
Total cost of goods sold	2,581,684	2,406,489	2,031,409	9,456,532	7,852,595
Gross margin	2,589,709	2,313,686	1,840,098	8,979,059	7,052,791
Gross margin as a percent of revenue	50.1%	49.0%	47.5%	48.7%	47.3%
Research and development	580,178	525,904	497,829	2,096,387	1,902,444
Selling, general and administrative	268,403	226,023	216,477	981,704	868,247
Restructuring charges, net - operating expenses	—	—	(768)	—	18,187
Total operating expenses	848,581	751,927	713,538	3,078,091	2,788,878
Operating income	1,741,128	1,561,759	1,126,560	5,900,968	4,263,913
Operating income as a percent of revenue	33.7%	33.1%	29.1%	32.0%	28.6%
Other income (expense), net	37,853	(25,035)	27,796	57,161	96,309
Income before income taxes	1,778,981	1,536,724	1,154,356	5,958,129	4,360,222
Income tax expense	(58,893)	(206,057)	(134,074)	(599,912)	(532,450)
Net income	$1,720,088	$1,330,667	$1,020,282	$5,358,217	$3,827,772
Net income per share:
Basic	$1.35	$1.04	$0.78	$4.17	$2.91
Diluted	$1.35	$1.03	$0.78	$4.15	$2.90
Number of shares used in per share calculations:
Basic	1,274,279	1,283,779	1,306,333	1,286,101	1,314,102
Diluted	1,276,933	1,288,100	1,311,118	1,290,142	1,319,949
Cash dividend declared per common share	$0.23	$0.23	$0.20	$0.92	$0.80

(1)	Derived from audited financial statements

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 29, 2025	March 30, 2025	June 30, 2024
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$6,390,659	$5,450,718	$5,847,856
Accounts receivable, net	3,378,071	3,228,182	2,519,250
Inventories	4,307,991	4,463,275	4,217,924
Prepaid expenses and other current assets	440,274	318,147	298,190
Total current assets	14,516,995	13,460,322	12,883,220
Property and equipment, net	2,428,744	2,372,203	2,154,518
Goodwill and intangible assets	1,808,685	1,795,248	1,765,073
Other assets	2,590,836	2,340,537	1,941,917
Total assets	$21,345,260	$19,968,310	$18,744,728
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt and finance lease obligations	$754,311	$754,306	$504,814
Other current liabilities	5,814,114	4,735,539	3,833,624
Total current liabilities	6,568,425	5,489,845	4,338,438
Long-term debt and finance lease obligations	3,730,194	3,730,034	4,478,520
Income taxes payable	603,412	690,660	813,304
Other long-term liabilities	581,610	546,666	575,012
Total liabilities	11,483,641	10,457,205	10,205,274
Stockholders’ equity (2)	9,861,619	9,511,105	8,539,454
Total liabilities and stockholders’ equity	$21,345,260	$19,968,310	$18,744,728

(1)	Derived from audited financial statements
(2)	Common shares issued and outstanding were 1,268,740 as of June 29, 2025, 1,282,957 as of March 30, 2025, and 1,303,769 as of June 30, 2024

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Twelve Months Ended
	June 29, 2025	March 30, 2025	June 30, 2024	June 29, 2025	June 30, 2024
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(1)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,720,088	$1,330,667	$1,020,282	$5,358,217	$3,827,772
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	98,439	97,343	88,357	386,277	359,699
Deferred income taxes	(151,679)	(19,992)	(61,375)	(363,247)	(198,981)
Equity-based compensation expense	94,286	87,115	79,092	343,371	293,058
Other, net	14,240	1,654	(3,999)	6,845	10,243
Changes in operating assets and liabilities	778,814	(188,124)	(259,927)	441,801	360,478
Net cash provided by operating activities	2,554,188	1,308,663	862,430	6,173,264	4,652,269
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(172,191)	(288,058)	(100,748)	(759,186)	(396,670)
Net maturities and sale of available-for-sale securities	—	—	—	—	37,766
Other, net	42,940	(4,857)	(865)	51,094	(11,710)
Net cash used for investing activities	(129,251)	(292,915)	(101,613)	(708,092)	(370,614)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt, including finance lease obligations and payments for debt issuance costs	(1,485)	(504,037)	(949)	(507,488)	(256,104)
Treasury stock purchases, including excise tax payments	(1,292,277)	(435,321)	(373,550)	(3,422,321)	(2,842,807)
Dividends paid	(295,207)	(295,716)	(261,462)	(1,149,542)	(1,018,915)
Reissuance of treasury stock related to employee stock purchase plan	79,556	—	66,885	140,113	119,966
Proceeds from issuance of common stock	696	1,993	2,796	2,452	15,553
Other, net	(820)	526	(7,871)	143	(13,543)
Net cash used for financing activities	(1,509,537)	(1,232,555)	(574,151)	(4,936,643)	(3,995,850)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	29,284	2,380	(9,616)	28,324	(22,374)
Net change in cash, cash equivalents, and restricted cash	944,684	(214,427)	177,050	556,853	263,431
Cash, cash equivalents, and restricted cash at beginning of period (2)	5,462,972	5,677,399	5,673,753	5,850,803	5,587,372
Cash, cash equivalents, and restricted cash at end of period (2)	$6,407,656	$5,462,972	$5,850,803	$6,407,656	$5,850,803

(1)	Derived from audited financial statements
(2)	Restricted cash is reported within Other assets in the Condensed Consolidated Balance Sheets

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	June 29, 2025	March 30, 2025
Revenue	$5,171,393	$4,720,175
Gross margin	$2,600,952	$2,312,391
Gross margin as percentage of revenue	50.3%	49.0%
Operating expenses	$822,375	$763,336
Operating income	$1,778,577	$1,549,055
Operating income as a percentage of revenue	34.4%	32.8%
Net income	$1,697,716	$1,336,006
Net income per diluted share	$1.33	$1.04
Shares used in per share calculation - diluted	1,276,933	1,288,100
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	June 29, 2025	March 30, 2025
U.S. GAAP net income	$1,720,088	$1,330,667
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	2,687	2,687
Elective deferred compensation ("EDC") related liability valuation increase (decrease) - cost of goods sold	8,556	(3,982)
EDC related liability valuation increase (decrease) - research and development	15,401	(7,168)
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	538	538
EDC related liability valuation increase (decrease) - selling, general and administrative	10,267	(4,779)
Amortization of note discounts - other income (expense), net	689	759
(Gain) loss on EDC related asset - other income (expense), net	(34,102)	16,903
Net income tax (benefit) expense on non-GAAP items	(1,668)	381
Income tax benefit on the conclusion of certain tax matters	(24,740)	—
Non-GAAP net income	$1,697,716	$1,336,006
Non-GAAP net income per diluted share	$1.33	$1.04
U.S. GAAP net income per diluted share	$1.35	$1.03
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	1,276,933	1,288,100

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	June 29, 2025	March 30, 2025
U.S. GAAP gross margin	$2,589,709	$2,313,686
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	2,687	2,687
EDC related liability valuation increase (decrease)	8,556	(3,982)
Non-GAAP gross margin	$2,600,952	$2,312,391
U.S. GAAP gross margin as a percentage of revenue	50.1%	49.0%
Non-GAAP gross margin as a percentage of revenue	50.3%	49.0%
U.S. GAAP operating expenses	$848,581	$751,927
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(538)	(538)
EDC related liability valuation (increase) decrease	(25,668)	11,947
Non-GAAP operating expenses	$822,375	$763,336
U.S. GAAP operating income	$1,741,128	$1,561,759
Non-GAAP operating income	$1,778,577	$1,549,055
U.S. GAAP operating income as percent of revenue	33.7%	33.1%
Non-GAAP operating income as a percent of revenue	34.4%	32.8%

Lam Research Corporation Contact:
Ram Ganesh, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com